SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2003

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19651 (Commission File Number)	13-3445668 (I.R.S. Employer Identification No.)

5110 Campus Drive
Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.     Other Events.

The registrant hereby incorporates by reference the press release dated May 9, 2003 attached hereto as Exhibit 99.1 (“Genaera Announces Promising Early Results and Enrollment Update on Macular Degeneration Clinical Trial for Anti-Angiogenic Drug Squalamine”).

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release dated May 9, 2003 – “Genaera Announces Promising Early Results and Enrollment Update on Macular Degeneration Clinical Trial for Anti-Angiogenic Drug Squalamine”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)
By:	/s/ CHRISTOPHER P. SCHNITTKER
Christopher P. Schnittker
Senior Vice President, Chief Financial Officer
and Secretary

Dated:   May 9, 2003

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 9, 2003 – “Genaera Announces Promising Early Results and Enrollment Update on Macular Degeneration Clinical Trial for Anti-Angiogenic Drug Squalamine”

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